SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant  [X]      Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

THE MEXICO EQUITY AND INCOME FUND, INC.
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 18, 2014

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 18, 2014: The Notice of Annual Meeting of
Stockholders and Proxy Statement are Available on the Internet at www.mxefund.com.

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock and preferred stock (collectively, the “Stockholders”) of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 18, 2014 at 9:00 AM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, for the following purposes:

1.	To elect two Class I Directors to the Fund’s Board of Directors;

2.	Approve an amendment to the Fund’s Articles Supplementary to retire all of the outstanding shares of the Fund’s preferred stock;

3.	Approve an amendment to the Fund’s Amended and Restated By-Laws regarding claims that may be brought by a stockholder against the Fund, its officers and directors; and

4.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 16, 2014 as the record date for the determination of common and preferred Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual reports may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (877) 785-0376.  The Fund’s most recent annual report was mailed to Stockholders on September 29, 2014.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s common stock or preferred stock at the close of business on October 16, 2014.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting.  You may obtain directions to the offices of U.S. Bancorp Fund Services, LLC by contacting U.S. Bancorp Fund Services, LLC directly at (877) 785-0376.

By Order of the Board of Directors,

Luis Calzada
Dated: ______, 2014	Secretary

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED REPLY ENVELOPE.
YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts		Valid Signature

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

THE MEXICO EQUITY AND INCOME FUND, INC.

615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202
_______________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 18, 2014
_______________________________

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 18, 2014 at 9:00 AM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, and at any and all adjournments or postponements thereof.  A form of proxy for each of the holders of shares of the Fund’s common stock and preferred stock (collectively, the “Stockholders”) is enclosed herewith.  This Proxy Statement and accompanying forms of proxy are being first mailed to Stockholders on or about November 6, 2014.

The presence, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of capital stock of the Fund on the record date, October 16, 2014) is necessary to constitute a quorum for the transaction of business.  For a proposal requiring a vote by holders of preferred stock voting separately as a class, the presence, in person or by proxy, of holders of preferred stock entitled to cast a majority of the votes entitled to be cast by holders of preferred stock at the Meeting is necessary to constitute a quorum for such proposal. In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  A Stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Stockholders can vote by Internet by going to the following website address, www.proxyvote.com; by telephone by calling 1-800-690-6903; or by mail by completing the proxy card and returning it in the envelope provided.  If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy, by the Fund's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.  To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” (i)  the election of the nominees for Director Class I.  (ii) the approval of the amendment to the Articles Supplementary and  (iii) the approval of the amendment to the Amended and Restated By-Laws,

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies as to one or more proposals), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock or preferred stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal (i.e. Proposal 2).  Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval (i.e., Proposal 1 and Proposal 3).  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of the Fund’s common stock and/or preferred stock of record on the close of business on October 16, 2014 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to one vote per share of common stock and one vote per share of preferred stock so held.  On October 16, 2014, there were 6,773,293 shares of the Fund’s common stock issued and outstanding and 48,535 shares of the Fund’s preferred stock issued and outstanding.  The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent annual report for the fiscal year ended July 31, 2014 and semi-annual report for the period ending January 31, 2014 may be obtained by visiting the Fund’s website at www.mxefund.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (877) 785-0376.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s most recent annual report was mailed to Stockholders on or about September 29, 2014.

Required Vote for Adoption of Proposals.

Proposal 1 (to elect two Class I Directors to the Fund’s Board of Directors) requires the affirmative vote of a plurality of the votes cast at the Meeting by the holders of the Fund’s preferred stock and common stock, voting together as a single class, in person or by proxy, on such Proposal, provided a quorum is present.

Proposal 2 (to approve an amendment to the Fund’s Articles Supplementary to retire all of the outstanding shares of the Fund’s preferred stock) requires the affirmative vote of a majority of the outstanding shares of the Fund’s preferred stock voting as a separate class and the affirmative vote of a majority of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class, in person or by proxy, on such Proposal, provided a quorum is present.

Proposal 3 (to approve an amendment to the Fund’s Amended and Restated By-Laws to limit when a stockholder can bring a claim against the Fund, its officers and its directors) requires the affirmative vote of a majority of the votes case at the Meeting (which exclude abstentions and broker non-votes) by the holders of the Fund’s preferred stock and common stock, in person or by proxy, on such Proposal, provided a quorum is present.  All of the outstanding shares of the Fund’s common stock and preferred stock will vote together as a single class.

SUMMARY OF PROPOSALS

The Proposals described in this Proxy Statement and the Classes to which they apply are set forth below:

PROPOSAL	AFFECTED CLASS(ES)
	Common Stock	Preferred Stock
Election of Directors	Common Stockholders, voting together with the Preferred Stockholders as a single class	Preferred Stockholders, voting together with the Common Stockholders as a single class
Approval of an Amendment to the Articles Supplementary	Common Stockholders, voting together with the Preferred Stockholders as a single class	Preferred Stockholders voting as a separate class AND Preferred Stockholders voting together with the Common Stockholders as a single class
Approval of an Amendment to the Amended and Restated By- Laws	Common Stockholders, voting together with the Preferred Stockholders as a single class	Preferred Stockholders, voting together with the Common Stockholders as a single class

PROPOSAL 1:  ELECTION OF DIRECTORS

In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered.  The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years.  Each year the term of office of one Class expires.  The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The Board of Directors has nominated Phillip Goldstein and Maria Eugenia Pichardo to be elected by the holders of the Fund’s preferred stock and common stock, voting together as a single class, to serve as Class I Directors of the Fund.  Each of Mr. Goldstein and Ms. Pichardo currently serves on the Board of Directors.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each Class I Director shall be elected by a plurality of the shares of the respective class or classes voting at the Meeting.

At the Meeting, the holders of the Fund’s preferred stock and common stock, voting together as a single class, will be asked to vote for the election of Mr. Goldstein and Ms. Pichardo as Class I Directors.  If elected, Mr. Goldstein and Ms. Pichardo will each serve until the year Fund’s annual meeting of Stockholders in 2017 or thereafter until each of their respective successors are duly elected and qualified.  If elected, Mr. Goldstein and Ms. Pichardo have each consented to serve as Director of the Fund until his/her successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Mr. Goldstein and Ms. Pichardo.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Mr. Goldstein and Ms. Pichardo should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Mr. Goldstein and Ms. Pichardo each must be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s preferred stock and common stock, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for such Director.

Directors and Officers

Set forth below are the Directors, nominees for Director and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at October 16, 2014.

Messrs. Dakos, Das, Goldstein and Goodstein are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).  Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act (an “Interested Director”) because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Ms. Pichardo is also considered an Interested Director of the Fund because of her affiliation with Pichardo Asset Management S.A. de C.V., the Fund’s investment advisor (the “Adviser”), and her position as an officer of the Fund.

Interested Director Nominee

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director
Class I Director serving until the Year 2014 Annual Meeting of Stockholders:

Maria Eugenia Pichardo(2)(4) (63)	Interested Director; President	2014; Director since 2010; President since 2004	Portfolio Manager of the Fund since the Fund’s inception; President and General Partner, Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser, since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 to 2002	1	None

Independent Director Nominee

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director
Class I Director serving until the Year 2014 Annual Meeting of Stockholders:
Phillip Goldstein(4) (69)	Independent Director, Chairman	2014; since 2000	Member of Bulldog Investors, LLC, the investment adviser of Special Opportunities Fund, Inc. and the Bulldog Investors group of funds; Manager, Kimball & Winthrop, LLC, managing general partner of Bulldog Investors General Partnership, since 2012; From 1992-2012, was a member of the general partners of several private funds of the Bulldog Investors group of funds; Member, since 2012, of Bulldog Holdings, LLC, the sole owner of the general partners.	1	Chairman, Imperial Holdings, Inc.; Director MVC Capital Inc.; Chairman Special Opportunities Fund, Inc.

Class II Directors serving until the Year 2015 Annual Meeting of Stockholders:

Andrew Dakos(4) (48)	Independent Director, Audit Committee Chairman	2015; since 2001	Member, Bulldog Investors, LLC, the investment adviser of Special Opportunities Fund, Inc. and the Bulldog Investors group of funds; Manager, Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012; Member, from 2001-2012, general partners of several private funds in the Bulldog Investors group of funds; In 2012, became a member of Bulldog Holdings, LLC, which became the sole owner of such general partners. Chief Compliance Officer of Bulldog Investors, LLC from 2009-2012	1	Director, Imperial Holdings, Inc.; Director, Special Opportunities Fund, Inc.

Rajeev Das(4) (45)	Independent Director	2015; since 2001	Since 2004, Mr. Das has been a principal of the entities serving as the private investment partnerships in the Bulldog Investors group of investment funds. Head Trader of Bulldog Investors, LLC, the investment adviser to the Special Opportunities Fund, Inc., since its inception in 2009. Treasurer of Special Opportunities Fund, Inc. since 2009.	1	None

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director
Class III Directors serving until the Year 2016 Annual Meeting of Stockholders:

Glenn Goodstein(4) (51)	Independent Director	2013; since 2001	Registered investment adviser; held numerous Executive positions with Automatic Data Processing until 1996	1	None

Gerald Hellerman(3)(4) (77)	Interested Director and Chief Compliance Officer	2013; Director since 2001	Managing Director, Hellerman Associates, since 1993, which has terminated activities as of December 31, 2013.	1	Director, Imperial Holdings, Inc.; Director, Ironsides Partners Opportunity Offshore Fund Ltd.; Director, MVC Capital, Inc.; Director, Special Opportunities Fund, Inc.

Officers
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director
Gerald Hellerman (see biography above)	--	--	--	--	--
Marco Ramirez (28)(4)	Chief Financial Officer	Since 2014	Operations and Compliance Officer, Pichardo Asset Management, S.A. de C.V.	--	None

Luis Calzada (49)(4)	Secretary	Since 2011	Administrative and Compliance Director, Pichardo Asset Management, S.A. de C.V.	1	None

Maria Eugenia Pichardo (see biography above)	--	--	--	--	--
_________

(1)	The Fund Complex is comprised of only the Fund.
(2)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.
(3)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer.
(4)	The address for all Directors and officers of the Fund is The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in one or more of the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of October 16, 2014 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

Andrew Dakos.
Mr. Dakos has been a Director of the Fund since 2001.  Mr. Dakos has over 12 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of seven private investment partnerships, and is a member of Bulldog Investors, LLC, which serves as the investment adviser of such private investment partnerships and Special Opportunities Fund, Inc.  Mr. Dakos is also a director of one other closed-end fund and a specialty finance company.

Rajeev Das.
Mr. Das has been a Director of the Fund since 2001.  He has over 10 years of investment management experience and currently serves as the Head of Trading for several entities serving as the general partner of eight private investment partnerships in the Bulldog Holdings group of funds.  Mr. Das is currently the vice-president and treasurer of a closed-end fund, where he previously served as a director.

Phillip Goldstein.
Mr. Goldstein has been a Director of the Fund since 2000.  Mr. Goldstein has over 20 years of investment management experience. He is currently a principal of Bulldog Holdings, LLC, which owns several entities, serving as general partner of seven private investment partnerships, and is a member of Bulldog Investors, LLC, which serves as the investment adviser of such private investment partnerships and Special Opportunities Fund, Inc.  Mr. Goldstein is also a director of one other closed-end funds, one business development company, and a specialty finance company.

Glenn Goodstein.
Mr. Goodstein has been a director of the Fund since 2001.  Mr. Goodstein is a registered investment adviser with over 10 years of investment management experience.  Prior to entering the investment management field, he spent 10 years in various management and executive positions with Automatic Data Processing, a NYSE-traded company.

Gerald Hellerman.
Mr. Hellerman has been a Director of the Fund since 2001 and its Chief Compliance Officer since 2004.  He also serves as the Fund’s Chief Financial Officer.  Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the SEC and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant since 1993.

Maria Eugenia Pichardo.
Ms. Pichardo has been a Director of the Fund since 2010.  She is also the President of the Fund and has served as the portfolio manager of the Fund since its inception.  Ms. Pichardo has served as the president and general partner of the Adviser since 2003.  Ms. Pichardo has more than 25 years of financial expertise, including serving as managing director of an investment bank and the portfolio manager of several funds.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Board Leadership Structure, Composition and Responsibilities.  The Board is responsible for overseeing the management of the Fund.  The Board also elects the Company’s officers who conduct the daily business of the Fund.  The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.  The Directors interact directly with the Chairman of the Board, each other as Directors and committee members, the Fund’s officers, and senior management of the Adviser and other service providers of the Fund at scheduled meetings and between meetings, as appropriate.  Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as described above.

Currently the Board is comprised of six individuals, two of whom, Mr. Hellerman and Ms. Pichardo, are considered “interested persons” of the Fund within the meaning of the 1940 Act.  The Chairman of the Board, Mr. Goldstein, is an Independent Director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee, Nominating Committee and Valuation Committee.  The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Chief Financial Officer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  For the fiscal year ending July 31, 2014, the Fund paid each of its Directors who is not a director, officer or employee of the Adviser, U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”), or any affiliate thereof a fee of $35,000 plus $500 for each special telephonic meeting attended.  As additional annual compensation, the Chairman of the Fund will receive $5,000, the Audit Committee Chairman and Valuation Committee Chairman will receive $6,000, and the Nomination Committee Chairman will receive $2,000.  For serving as the Fund’s Chief Compliance Officer during the fiscal year ended July 31, 2014, Mr. Hellerman received from the Fund a fee of $35,000 prior to January 1, 2014 and $40,000 after January 1, 2014.  In addition to the aforementioned fees paid to Directors, the Fund reimburses Directors for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board.

The table below details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended July 31, 2014.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.

Name of Person	Position	Director Since	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors(1)
Phillip Goldstein	Independent Director	2000	$35,000	None	None	$35,000
Glenn Goodstein	Independent Director	2001	$32,000	None	None	$32,000
Andrew Dakos	Independent Director	2001	$36,000	None	None	$36,000
Rajeev Das	Independent Director	2001	$30,000	None	None	$30,000
Gerald Hellerman	Interested Director(2)	2001	$67,500(4)	None	None	$67,500(4)
Maria Eugenia Pichardo	Interested Director(3)	2010	$None	None	None	None
________

(1)	The Fund Complex is comprised of only the Fund.
(2)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.
(3)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.
(4)	Includes a $37,500 fee paid to Mr. Hellerman for his service as Chief Compliance Officer of the Fund.

Code of Ethics.  The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements.  Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090.  Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership. To the knowledge of the Fund’s management, as of October 16, 2014, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock and none of the shares of the Fund’s preferred stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of October 16, 2014.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1)
Andrew Dakos	Independent Director, Audit Committee Chairman, Nominee	None	None
Phillip Goldstein	Independent Director, Chairman of the Board	None	None
Rajeev Das	Independent Director, Nominee	None	None
Glenn Goodstein	Independent Director	None	None
Gerald Hellerman(2)	Interested Director, Chief Compliance Officer	None	None
Maria Eugenia Pichardo(3)	Interested Director, President	None	None
Luis Calzada	Secretary	None	None
Marco Ramirez	Chief Financial Officer	None	None
________

(1)	The Family of Investment Companies is comprised of only the Fund.
(2)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.
(3)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.

Director Transactions with Fund Affiliates.  As of July 31, 2014, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliate was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK AND COMMON STOCK VOTE “FOR” THE ELECTION OF PHILLIP GOLDSTEIN AND MARIA EUGENIA PICHARDO AS CLASS I DIRECTORS OF THE FUND.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE FUND’S ARTICLES SUPPLEMENTARY TO MANDATE
THE PREFERRED STOCKHOLDERS TO RETIRE ALL OF THEIR OUTSTANDING SHARES OF
THE FUND’S PREFERRED STOCK INTO SHARES OF COMMON STOCK

        On November 4, 2005, the Fund enacted its Articles Supplementary, reclassifying 2,000,000 shares of common stock as shares of preferred stock (the “Articles Supplementary”).  The Board of Directors now believes that it is in the best interests of the Fund and its stockholders to amend the Fund’s Articles Supplementary to retire all of the preferred stock by converting all of their outstanding shares of the Fund’s preferred stock into shares of the Fund’s common stock on a one-for-one basis or, in the alternative, permitting holders of preferred stock to receive cash in exchange for their preferred shares at 95% of the shares net asset value.

On January 7, 2006, pursuant to a rights offering the Fund issued 1,429,336 shares of preferred stock at $17.97 per share to stockholders that exercised their rights, to raise cash to permit the Fund to meet its distribution requirements of capital gains realized, in an effort to avoid an excise tax and meet its Subchapter M requirements and to avoid having to sell portfolio securities which would have had the effect of further decreasing the Fund’s assets to invest and would have resulted in additional realized capital gains the following year and, perhaps for subsequent years thereafter.  Upon the issuance of the preferred stock, the Fund stated in the Articles Supplementary that the Fund would conduct a series of tender offers for the preferred stock on a semi-annual basis, on dates to be determined by the Board of Directors, in which 25% of the issued and outstanding preferred stock could be tendered to the Fund.  The Articles Supplementary state that each stockholder participating in a tender offer may have his or her tendered shares of preferred stock repurchased by the Fund in kind for portfolio securities having a value equal to 99% of net asset value as determined, with respect to each tender offer, on a date designated by the Board of Directors.

The Fund commenced tender offers on October 22, 2007, May 30, 2008, November 24, 2008 and July 13, 2009, to purchase shares of its preferred stock in exchange for the Fund’s portfolio securities at a value equal to 99% of the Fund’s net asset value per preferred share.  The purpose of the tender offers was to provide holders of preferred shares with an alternative source of liquidity for their preferred shares in addition to sales of preferred shares over the NYSE, to enhance stockholder value and to help narrow the discount to net asset value at which the preferred shares might trade.  On October, 28, 2009, the Fund offered to its preferred stockholders a voluntary conversion of their preferred shares into common shares on a one-to-one basis.  As a result of these tender offers and the voluntary conversion, only 68,939 shares or approximately 5% of the initially issued 1,429,336 preferred shares remain outstanding.  On October 21, 2010, the Fund sent a letter to its preferred stockholders reminding them of the right to request the conversion of their shares of preferred stock to shares of the Fund’s common stock, at the sole discretion of the preferred stockholders (the “Conversion”), with the intent being to retire the entire class of preferred stock.  The Board determined that the Conversion was in the best interest of the Fund and its stockholders because so few preferred shares currently remain outstanding, and the Board was concerned that the preferred shares might be delisted from the NYSE.  The Board subsequently rescinded the Conversion letter due to the fact that a number of preferred stockholders indicated their intent not to convert their preferred shares.

The Board of Directors is now seeking approval from the Fund’s preferred stockholders voting as a separate class and from the Fund’s common and preferred stockholders, voting together as a single class, to amend the Fund’s Articles Supplementary to mandate the conversion of all shares of its preferred to common stock on a one-for-one basis or, in the alternative, to permit preferred stockholders to exchange their shares for cash at 95% of the preferred shares’ net asset value to permanently eliminate the Fund’s preferred stock.  Currently, there are very few preferred shares that remain outstanding and they are extremely illiquid since they were delisted by the NYSE on March 22, 2013, for failure to meet its listing requirements.    If the preferred stockholders were to convert their shares to common shares they would have increased liquidity and would have the same rights as they did as preferred stockholders except their right to a liquidation preference and the ability to elect two directors to the Board of Directors.  The Board believes that the preferred shares are unnecessary to the Fund’s existence and that it is in the best interests of the Fund and its stockholders to retire them.

Required Vote. The approval of the amendment of the Fund’s Articles Supplementary requires the affirmative vote of a majority of the outstanding shares of the Fund’s preferred stock voting as a separate class and the affirmative vote of a majority of the outstanding shares of the Fund’s common stock and preferred stock voting together as a single class, in person or by proxy, on such Proposal, provided a quorum is present.  Abstention and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the vote required for approving the amendment to the Articles Supplementary.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK AND COMMON STOCK VOTE “FOR” THE AMENDMENT TO THE ARTICLES SUPPLEMENTARY.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” PROPOSAL 2.

PROPOSAL 3: TO APPROVE AN AMENDMENT TO THE FUND’S AMENDED AND RESTATED BY-LAWS REGARGING CLAIMS
THAT MAY BE BROUGHT BY A STOCKHOLDER AGAINST THE FUND, ITS OFFICERS, AND ITS DIRECTORS

The Board of Directors recommends approval of an additional Article to the Fund’s Amended and Restated By-Laws (“By-Laws”) entitled “Representative Claims” to establish a minimum level of support required by a stockholder to initiate a claim in a court of law against the Fund, its directors and its officers.  The proposed amendment states:

Except where a private right of action at a lower threshold than that required by this By-Law is expressly authorized by applicable statute, a current or prior stockholder or group of stockholders (collectively, a “Claiming Stockholder”) may not initiate a claim in a court of law on behalf of (1) the Corporation and/or (2) any class of current and/or prior stockholder against the Corporation and/or against any director and/or officer of the Corporation in his or her official capacity, unless the Claiming Stockholder, no later than the date the claim is asserted, delivers to the Corporation written consents by beneficial stockholders owning at least 3% of the outstanding shares of the Corporation as of (i) the date the claim was discovered (or should have been discovered) by the Claiming Stockholder (ii), if on behalf of a class consisting only of prior stockholders, the last date on which a stockholder must have held shares to be included in the class, or, (iii) if on behalf of a class consisting only of preferred stockholders, written consents by beneficial stockholders owning in aggregate at least 3% of the outstanding preferred shares on the last date on which a stockholder must have held preferred shares to be included in the class.

The Board of Directors has noticed a disturbing trend of lawsuits of dubious merit brought by a stockholder having a very small investment in a publicly traded company, purportedly on behalf of a class of stockholders or on behalf of the company, against the company, its directors, and its officers.  These lawsuits generally result in other stockholders receiving no meaningful benefit whereas they indirectly pay for the stockholder’s lawyer and the company’s lawyer.  In order to deter such lawsuits, the Board believes it is it is in the best interest of the Fund to require a stockholder claiming to represent a class of stockholders or the company to demonstrate a minimum level of stockholder support before filing a lawsuit.

The proposed amendment may affect the rights of stockholders, therefore, the Board of Directors believes it is desirable to seek stockholder approval of the aforementioned amendment, notwithstanding, pursuant to Article VII of the Fund’s By-Laws, the Board of Directors has the right to amend the By-Laws by a majority vote of the entire Board.

The proposed amendment to the By-Laws was discussed at a meeting of the Board of Directors held on September 22, 2014.  On [___], the Board of Directors of the Fund, by unanimous written consent pursuant to Article II, Section 12 of the Fund’s By-Laws approved, subject to stockholder approval, the aforementioned amendment to the By-Laws.

The Amended and Restated By-Laws are attached hereto in their entirety as Exhibit A and shall be immediately effective upon the approval of this Proposal by the stockholders.  The Board of Directors hereby submits the Amended and Restated By-Laws to the stockholders for their consideration and approval.

Required Vote.  The amendment to the By-Laws must be approved by a majority of the votes cast by holders of the outstanding shares of preferred and common stock voting together as a single class, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the vote required for such amendment.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK AND COMMON STOCK VOTE “FOR” THE APPROVAL OF THE PROPOSED AMENDMENT TO THE BY-LAWS .  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” PROPOSAL 3.

Additional Information about the Board of Directors

Board Meetings and Committees.

During the fiscal year ended July 31, 2014, each present Director and nominee for Director attended all meetings  of the Board and of the Committees of which he or she is a member, held since his or her respective election.  During the fiscal year ended July 31, 2014, the Board met four times.

Audit Committee.  The Board has established an Audit Committee that acts pursuant to a written charter and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) to approve, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the Fund’s financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The current members of the Audit Committee are Messrs. Das, Dakos and Goldstein, each of whom is an Independent Director.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  During the fiscal year ended July 31, 2014, the Audit Committee met two times.

Nominating Committee.  The Board has established a Nominating Committee that acts pursuant to a written charter and whose responsibilities are generally to seek and review candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate.

The current members of the Nominating Committee are Messrs. Dakos, Das, Goldstein and Goodstein.  None of the members is an “interested person” within the meaning of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  During the fiscal year ended July 31, 2014, the Nominating Committee met one time.

In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount or that each candidate must possess specific qualities or skills.  In identifying and evaluating nominees for Director, the Nominating Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not such person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not such person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Adviser or other service providers or their affiliates; (iii) whether or not such person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) such person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of such person’s experience with the experience of other Board members; and (vi) the extent to which such person would be a desirable addition to the Board and any committees thereof.

It is the policy of the Nominating Committee to consider nominees recommended by Stockholders and so long as the Stockholders properly submit their recommendations in accordance with the requirements contained in the section entitled “Stockholder Proposals” below.

Valuation Committee.  The Board has also established a Valuation Committee.  Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities. This review shall include a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management.  The Valuation Committee consists of the four Independent Directors, Messrs. Dakos, Das, Goldstein and Goodstein.  Mr. Dakos serves as the Chairman of the Valuation Committee.  The Valuation Committee did not meet during the fiscal year ended July 31, 2014.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait, Weller”) audited the Fund’s financial statements for the fiscal year ended July 31, 2014 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2015.

It is expected that representatives of Tait, Weller will not be present at the Meeting but will be available by telephone should any matter arise at the Meeting requiring their presence.

Fees.  The following table sets forth the aggregate fees billed by Tait, Weller for the fiscal years ended July 31, 2014 and July 31, 2013 for professional services rendered to the Fund.

	Aggregate Total for Fiscal Year Ended July 31, 2014	Aggregate Total for Fiscal Year Ended July 31, 2013
Audit Fees	$28,800	$28,000
Audi-Related Fees	None	None
Tax Fees	$3,200	$3,200
All Other Fees	None	None

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

For the fiscal years ended July 31, 2014 and July 31, 2013, there were no fees billed by Tait, Weller for “audit-related” services provided to the Fund.  Fees included in the “audit-related fees” category would consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait, Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended July 31, 2014 and July 31, 2013, there were no fees billed by Tait, Weller for other services provided to the Fund.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Of the time expended by Tait, Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait, Weller’s full-time, permanent employees.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2014 and July 31, 2013, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2014 and July 31, 2013 on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

All of the services performed by Tait, Weller, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

For the fiscal year ended July 31, 2014, the aggregate fees billed by Tait, Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

	July 31, 2014	July 31, 2013
Fund	None	None
Adviser	None	None

The Audit Committee has considered and determined that the services provided by Tait, Weller are compatible with maintaining Tait, Weller’s independence.  The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements.

Audit Committee Pre-Approval.  The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report.  The Audit Committee has met and held discussions with the Administrator and Tait, Weller.  Tait, Weller represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Administrator and Tait, Weller.  The Audit Committee also discussed with Tait, Weller matters required to be discussed by Statement on Auditing Standards No. 61.

Tait, Weller also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Tait Weller its independence, in light of the services Tait, Weller is providing.

Based upon the Audit Committee’s discussion with the Administrator and Tait, Weller and the Audit Committee’s review of the representations of the Administrator and the report of Tait, Weller to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2014 filed with the SEC.

Respectfully submitted,

Andrew Dakos, Chairman,
Rajeev Das
Phillip Goldstein and
Glenn Goodstein

Other Information

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of August 31, 2014, 5% or more of the common stock or preferred stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	City of London Investment Management Company Limited 77 Gracechurch Street, London, England United Kingdom, EC3V 0AS	1,192,829**	17.61%
Common Stock	Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112	915,272**	13.51%
Common Stock	Tesco Pension Investment Limited 125 Finsbury Pavement, London, England United Kingdom, EC2A 1HX	349,736**	5.52%
Preferred Stock	Richard Abraham 143 Colfax Road Havertown, PA 19083	16,183***	33.34%
________

*	Percent of class is based on the number of shares of common stock or preferred stock of the Fund outstanding as of August 31, 2014.
**	As reported to the SEC for the period ended August 31, 2014 on Schedule 13G.
***	As reported to the SEC for the period ended August 31, 2014 on Schedule 13D.

Stockholder Proposals.  The Meeting is an annual meeting of Stockholders.  Any Stockholder who wishes to submit proposals to be considered at the Fund’s annual meeting of Stockholders in 2015 should send such proposals to the Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.  Stockholder proposals must be received by the Fund no later than the close of business on July, 14, 2015 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”).  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Bylaws, as in effect from time to time.

In order for a Stockholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the annual meeting of Stockholders in 2015, such Stockholder must deliver a written notice of such proposal to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, no later than the close of business on August 17, 2015.

Solicitation of Proxies.  Your vote is being solicited by the Directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Board has authorized the officers of the Fund to engage a proxy solicitation service, so long as the expense to the Fund is no greater than $20,000, if such officers determine it to be necessary and appropriate to do so.  The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock and preferred stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed forms of proxy to the beneficial owners of the Fund’s common stock and preferred stock.

The Directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 18, 2014:
The Notice of Annual Meeting of Stockholders and Proxy Statement are Available on the Internet at www.mxefund.com.

Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.

By order of the Board,

Luis Calzada
Secretary

[___], 2014

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE
URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Exhibit A

THE MEXICO EQUITY AND INCOME FUND, INC.

A Maryland Corporation

AMENDED AND RESTATED BY-LAWS

_______, 2014

Table of Contents

i

ii

THE MEXICO EQUITY AND INCOME FUND, INC.
Amended and Restated By-Laws
_____, 2014

ARTICLE I

Stockholders

Section 1.        Place of Meeting.  All meetings of the stockholders shall be held at the principal office of the Corporation in the State of Maryland or at such other place within the United States as may from time to time be designated by the Board of Directors and stated in the notice of such meeting.

Section 2.        Annual Meetings.  The annual meeting of the stockholders of the Corporation shall be during the month of May, or such other month as the Board of Directors may select, in each year, on such date and at such hour as may from time to time be designated by the Board of Directors and stated in the notice of such meeting, for the purpose of electing directors for the ensuing year and for the transaction of such other business as may properly be brought before the meeting.

1

Exhibit A

Section 3.         Special or Extraordinary Meetings.  Special or extraordinary meetings of the stockholders for any purpose or purposes may be called by Chairman, the President or a majority of the Board of Directors, and shall be called by the Secretary upon receipt of the request in stockholders holding not less than 50% of the and outstanding and entitled to vote thereat.  Such request shall writing signed by common stock issued state the purpose or purposes of the proposed meeting.  The Secretary shall inform such stockholders of the reasonably estimated costs of preparing and mailing such notice of meeting and upon payment to the Corporation of such costs, give notice stating the purpose or purposes required in this Article and By-Law to all stockholders entitled to notice of such meeting.  No special meeting need be called upon the request of the holders of shares entitled to cast less than a majority of all votes entitled -to be cast at such meeting to consider any matter which is substantially the same as a matter voted upon at any special meeting of I stockholders held during the preceding twelve months.

Section 4.        Notice of Meetings of Stockholders.  Not less, than ten days’ and not more than ninety days’ less written or printed notice of every meeting of stockholders, stating the time and place thereof (and the general nature of the business proposed to be transacted at any special or extraordinary meeting), shall be given to each stockholder entitled to vote thereat by leaving the same with such stockholder or at such stockholder’s residence or usual place of business or by mailing it, postage prepaid, and addressed to such stockholder at such stockholder’s address as it appears upon the books of the Corporation.  If mailed, notice shall be deemed to be given when deposited in the United States mail addressed to the stockholder as aforesaid.

No notice of the time, place or purpose of any meeting of stockholders need be given to any stockholder who attends in person or by proxy or to any stockholder who., in writing executed and filed with the records of the meeting, either before or after the holding thereof, waives such notice.

Section 5.        Record Dates.  The Board of Directors may fix, in advance, a date not exceeding sixty day preceding the date of any meeting of stockholders, any dividend payment date or any date for the allotment of rights, as a record date for the determination of the stockholders entitled to notice of and to vote at such meeting or entitled to receive such dividends or rights, as the case may be; and only stockholders of record on such date shall be entitled to notice of and to vote at such meeting or to receive such dividends or rights, as the case may be.  In the case of a meeting of stockholders, such date shall not be less than ten days prior to the date fixed for such meeting.

2

Exhibit A

Section 6.        Quorum, Adjournment of Meetings.  The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the Corporation issued and outstanding and entitled to vote thereat shall constitute a quorum at all meetings of the stockholders except as otherwise provided in the Articles of Incorporation.  If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the stock present in person or by proxy shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until the requisite amount of stock entitled to vote at such meeting shall be present.  At such adjourned meeting at which the requisite amount of stock entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified.

Section 7.        Voting and Inspectors.  At all meetings, stockholders of record entitled to vote thereat for each share of common stock standing in his name on the books of the Corporation (and such stockholders of record holding fractional shares, if any, shall have proportionate voting rights) on the date for the determination of stockholders entitled to vote at such meeting, either in person or by proxy appointed by instrument in writing subscribed by such stockholder or his duly authorized attorney.

All elections shall be had and all questions decided by a majority of the votes cast at a duly constituted meeting, except as otherwise provided by statute or by Incorporation or by these By-Laws.

At any election of Directors, the Chairman of the meeting may, and upon the request of the holders of ten percent (10%) of the stock entitled to vote at such election shall, appoint two inspectors of election who shall first subscribe an oath or affirmation to execute faithfully the duties of inspectors at such election with strict impartiality and according to the best of their ability, and shall after the election make a certificate of the result of the vote taken.  No candidate for the office of Director shall be appointed such Inspector.

3

Exhibit A

Section 8.        Conduct of Stockholders’ Meetings.  The meetings of the stockholders shall be presided over by the Chairman, or if he is not present, by the President, or if he is not present, by a Vice-President, or if none of them is present, by a Chairman to be elected at the meeting.  The Secretary of the Corporation, if present, shall act as a Secretary of such meetings, or if he is not present, an Assistant Secretary shall so act; if neither the Secretary nor the Assistant Secretary is present, then the meeting shall elect its Secretary.

Section 9.        Concerning Validity of Proxies, Ballots, etc.  At every meeting of the stockholders, all proxies shall be received and taken in charge of and all ballots shall be received and canvassed by the Secretary of the meeting, who shall decide all questions touching the qualification of voters, the validity of the proxies and the acceptance or rejection of votes, unless inspectors of election shall have been appointed by the Chairman of the meeting, in which event such inspectors of election shall decide all such questions.

Section 10.      Action Without Meeting.  Any action to be taken by stockholders may be taken without a meeting if (1) all stockholders entitled to vote on the matter consent to the action in writing, (2) all stockholders entitled to notice of the meeting but not entitled to vote at it sign a written waiver of any right to dissent and (3) said consents and waivers are filed with the records of the meetings of stockholders.  Such consent shall be treated for all purposes as a vote at the meeting.

4

Exhibit A

Section 11.      Matters To Be Acted On at Stockholders Meetings.

(a)     Annual Meetings of Stockholders.

(1)      Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only if made (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section 11(a) who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section 11(a).

(2)      For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) (1) of this Section 11, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owners, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owners, if any, and (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owners, if any.

5

Exhibit A

(3)     Notwithstanding anything in the second sentence of paragraph (a) (2) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 70 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by paragraph (a) (2) of this Section 11 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation

6

Exhibit A

(b)           Special Meetings of Stockholders.

(1)     Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

(2)     Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the Board of Directors has determined that directors shall be elected at such special meeting, by any stockholder of the Corporation who (x) has given timely notice thereof meeting the requirements of Section 11(b) (3), (y) is a stockholder of record at the time of giving of such notice, and (z) is entitled to vote at the meeting.

(3)     To be timely, a stockholder’s notice referred to in Section 11(b)(2) must have been delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice and the beneficial owners, if any, on whose behalf the nomination or proposal is made, (x) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owners, if any, and (y) the class and number of shares of stock of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owners, if any.

7

Exhibit A

(c)            Declaration Regarding Improper Business.  The Chairman of an annual or special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section 11, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

ARTICLE II

Board of Directors

Section 1.         Number and Tenure of Office.  The business and affairs of the Corporation shall be conducted and managed by a Board of Directors of not more than fourteen Directors or less than the number prescribed by the Maryland General Corporation Law, as may be determined from time to time by vote of a majority of the Directors then in office.  Directors need not be stockholders.

Section 2.        Vacancies.  In case of any vacancy in the Board of Directors through death, resignation or other cause, other than an increase in the number of Directors, a majority of the remaining Directors, although a majority is less than a quorum, by an affirmative vote, may elect a successor to hold office until the next annual meeting of stockholders or until his successor is chose and qualifies.

8

Exhibit A

Section 3.        Increase or Decrease in Number of Directors.  The Board of Directors, by the vote of a majority of the entire board, may increase the number of Directors and may elect Directors to fill the vacancies created by any such increase in the number of Directors until the next annual meeting or until their successors are duly chosen and qualified.  The Board of Directors, by the vote of a majority of the entire Board, may likewise decrease the number of Directors to a number not less than the number prescribed by the Maryland General Corporation Law.

Section 4.        Place of Meeting.  The Directors may hold their meetings have one or more offices, and keep the books of the corporation, outside the State of Maryland, at any office or offices of the Corporation or at any other place as they may from time to time by resolution determine, or in the case of meetings, as they may from time to time by resolution determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

Section 5.         Regular Meetings.  Regular meetings of the Board of Directors shall be held at such time and on such notice as the Directors may from time to time determine.
The annual meeting of the Board of Directors shall be held as soon as practicable after the annual meeting of the stockholders for the election of Directors.

Section 6.        Special Meetings; Wavier of Notice.  Special meetings of the Board of Directors may be held from time to time upon call of the Chairman, the President, the Secretary or two or more of the Directors, by oral or telegraphic or written notice duly served on or sent or mailed to each Director not less than one day before such meeting.  No notice need be given to any Director who attends in person or to any Director who, in writing executed and filed with the records of the meeting either before or after the holding thereof, waives such notice.  Such notice or waiver of notice need not state the purpose or purposes of such meeting.

9

Exhibit A

Section 7.        Quorum.  One-third of the Directors then in office shall constitute a quorum for the transaction of business, provided that if the Board of Directors consists of two or more Directors, a quorum shall in no case be less than two or more Directors, a quorum shall in no case be less than two Directors.  If at any meeting of the Board there shall be less than a quorum present, a majority of the those present may adjourn the meeting from time to time until a quorum shall have been obtained.  The act of the majority of the Directors present at the meeting at which there is a quorum shall be the act of the Directors, except as may be otherwise specifically provided by statute or by the Articles of Incorporation or by these By-Laws.

Section 8.        Executive Committee.  The Board of Directors may, by the affirmative vote of a majority of the whole Board, appoint from the Directors an Executive Committee to consist of such number of Directors as the Board may from time to time determine.  The Chairman of the Committee shall be elected by the Board of Directors.  The Board of Directors by such affirmative vote shall have power at any time to change the members of such Committee and may fill vacancies in the Committee by election from the Directors.  When the Board of Directors is not in session, to the extent permitted by law the Executive Committee shall have and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation.  The Executive Committee may fix its own rules of procedure, and may meet when and as provided by such rules or by resolution of the Board of Directors, but in any case the present of a majority shall be necessary to constitute a quorum.  During the absence of a member of the Executive Committee, the remaining members may appoint a member of the Board of Directors to act in his place.

Section 9.        Other Committees.  The Board of Directors, by the affirmative vote of a majority of the whole Board, may appoint from the Directors other committees which shall in each case consist of such number of Directors (which may be as few as one) and shall have and may exercise such powers as the Board may determine in the resolution appointing them.  A majority of all the members of any such committee may determine its action and fix the time and place of its meetings, unless the Board of Directors shall otherwise provide.  The Board of Directors shall have power at any time to change the members and powers of any such committee, to fill vacancies and to discharge any such committee.

10

Exhibit A

Section 10.      Telephone Meetings.  Members of the Board of Directors or a committee of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time.  Subject to the provisions of the Investment Company Act of 1940, as amended, participation in a meeting by these means constitutes presence in person at the meeting.

Section 11.      Action Without a Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if a written consent to such action is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of the proceedings of the Board or such committee.

Section 12.      Compensation of Directors.  No Director shall receive any stated salary or fees from the Corporation for his services as such if such Director is, otherwise than by reason of being such Director, an interested person (as such term is defined by the Investment Company Act of 1940, as amended) of the Corporation or of its investment manager, investment adviser or principal underwriter.  Except as provided in the preceding sentence, Directors shall be entitled to receive such compensation from the Corporation for their services as may from time to time be voted by the Board of Directors.  Notwithstanding anything herein to the contrary, the Corporation may reimburse any Director for travel expenses incurred by such Director to the extent such expenses relate to attendance at meetings of the Board of Directors or any committee thereof.

11

Exhibit A

ARTICLE III

Officers

Section 1.       Executive Officers.  The executive officers of the Corporation shall be chosen by the Board of Directors as soon as may be practicable after the annual meeting of the stockholders.  These may include a Chairman (who shall be a Director and shall include a President (who shall be a Director), one or more Vice-Presidents (the number thereof to be determined by the Board of Directors), a Secretary and a Treasurer.  The Board of Directors or the Executive Committee may also in its discretion appoint Assistant Secretaries, Assistant Treasurers and other officers, agents and employees, who shall have such authority and perform such duties as the Board or the Executive Committee may determine.  The Board of Directors may fill any vacancy which may occur in any office.  Any two offices, except those of President and Vice-President, may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, if such instrument is required by law or these By-Laws to be executed, acknowledged or verified by two or more officers.

Section 2.        Term of Office.  The term of office of all officers shall be one year and until their respective successors are chosen and qualified.  Any officer may be removed from office at any time with or without cause by the vote of a majority of the whole Board of Directors.  Any officer may resign his office at any time by delivering a written resignation to the Board of Directors, the President, the Secretary, or any Assistant Secretary.  Unless otherwise specified therein, such resignation shall take effect upon delivery.

12

Exhibit A

Section 3.        Powers and Duties.  The officers of the Corporation shall have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as may from time to time be conferred by the Board of Directors or the Executive Committee.

Section 4.        Surety Bonds.  The Board of Directors may require any officer or agent of the Corporation to execute a bond (including, without limitation, any bond required by the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission) to the Corporation in such sum and with such surety or sureties as the Board of Directors may determine, conditioned upon the faithful performance of his duties to the Corporation, including responsibility for negligence and for the accounting of any of the Corporation’s property, fund or securities that may come into his hands.
ARTICLE IV

Capital Stock

Section 1.        Certificates for Shares.  Each stockholder of the Corporation shall be entitled to a certificate or certificates for the full shares of stock of the Corporation owned by him in such form as the Board may from time to time prescribe.

Section 2.        Transfer of Shares.  Shares of the Corporation shall be transferable on the books of the Corporation by the holder thereof in person or by his duly authorized attorney or legal representative, upon surrender and cancellation of certificates, if any, for the same number of shares, duly endorsed or accompanied by proper instruments of assignment and transfer, with such proof of the authenticity of the signature as the Corporation or its agents may responsibly require; in the case of shares not represented by certificates, the same or similar requirements may be imposed by the Board of Directors.

13

Exhibit A

Section 3.        Stock Ledgers.  The stock ledgers of the Corporation, containing the names and addresses of the stockholders and the number of shares held by them respectively, shall be kept at the principal offices of the Corporation or, if the Corporation employs a Transfer Agent, at the offices of the Transfer Agent of the Corporation.

Section 4.        Transfer Agents and Registrars.  The Board of Directors may from time to time appoint or remove transfer agents and/or registrars of transfers of shares of stock of the Corporation, and it may appoint the same person as both transfer agent and registrar.  Upon any such appointment being made all certificates representing shares of capital stock thereafter issued shall be countersigned by one or such transfer agents or by one of such registrars of transfers or by both and shall not be valid unless so countersigned.  If the same person shall be both transfer agent and registrar, only one countersignature by such person shall be required.

Section 5.        Lost, Stolen or Destroyed Certificates.  The Board of Directors or the Executive Committee may determine the conditions upon which a new certificate of stock of the Corporation of any class may be issued in place of a certificate which is alleged to have been lost, stolen or destroyed; and may, in its discretion, require the owner of such certificate or such owner’s legal representative to give bond, with sufficient surety, to the Corporation and each such Transfer Agent against any and all loss or claims which may arise by reason of the issue of a new certificate in the place of the one so lost, stolen or destroyed.

14

Exhibit A

ARTICLE V

Corporate Seal

The Board of Directors may provide for a suitable corporate seal, in such form and bearing such inscriptions as it may determine.

ARTICLE VI

Fiscal Year and Accountant

Section 1.        Fiscal Year.  The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

Section 2.        Accountant.  The Corporation shall employ an independent public accountant or a firm of independent public accountants as its Accountants to examine the accounts of the Corporation and to sign and certify financial statements filed by the Corporation.  The employment of the Accountants shall be conditioned upon the right of the Corporation to terminate the employment forthwith without any penalty by vote of a majority of the outstanding voting securities at any stockholders’ meeting.

ARTICLE VII

Indemnification

The Corporation shall indemnify directors, officers, employees and agents of the Corporation against judgments, fines, settlements and expenses to the fullest extent authorized and in the manner permitted by applicable federal and state law.

15

Exhibit A

ARTICLE VIII

Representative Claims

Except where a private right of action at a lower threshold than that required by this By-Law is expressly authorized by applicable statute, a current or prior stockholder or group of stockholders (collectively, a “Claiming Stockholder”) may not initiate a claim in a court of law on behalf of (1) the Corporation and/or (2) any class of current and/or prior stockholder against the Corporation and/or against any director and/or officer of the Corporation in his or her official capacity, unless the Claiming Stockholder, no later than the date the claim is asserted, delivers to the Corporation written consents by beneficial stockholders owning at least 3% of the outstanding shares of the Corporation as of (i) the date the claim was discovered (or should have been discovered) by the Claiming Stockholder (ii), if on behalf of a class consisting only of prior stockholders, the last date on which a stockholder must have held shares to be included in the class, or, (iii) if on behalf of a class consisting only of preferred stockholders, written consents by beneficial stockholders owning in aggregate at least 3% of the outstanding preferred shares on the last date on which a stockholder must have held preferred shares to be included in the class.

ARTICLE IX

Amendment of By-Laws

The By-Laws of the Corporation may be altered, amended, added to or repealed by the stockholders or by majority vote of the entire Board of Directors; but any such alteration, amendment, addition or repeal of the By-Laws by action of the Board of Directors may be altered or repealed by stockholders.

16